                                                              Exhibit (a)(1)(B)
                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
          (Including the Associated Preferred Stock Purchase Rights)
                                      OF
                          Edgewater Technology, Inc.

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 21, 2000

                                  Deliver to:
            EquiServe Trust Company, N.A., Depositary for the Offer

By Registered or Certified Mail:   By Overnight Courier:                By Hand:
EquiServe Trust Company, N.A.      EquiServe Trust Company, N.A.        EquiServe Trust Company, N.A.
Corporate Actions Department       40 Campanelli Drive                  c/o Securities Transfer and
P.O. Box 842011                    Braintree, MA 02184                  Reporting Services, Inc.
Boston, MA 02284-2011             ATTN: Edgewater Tender Offer          100 William Street - Galleria
                                                                        New York, NY 10038


     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIREAT 12:00
       MIDNIGHT, EST, ON JANUARY 23, 2001, UNLESSTHE OFFER IS EXTENDED.


  Delivery of this instrument to an address other than those shown above does not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  This Letter of Transmittal is to be used only (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the shares of common stock of Edgewater Technology, Inc. (the "Company"), par value $0.01 per share (the "Shares"), are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, or (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. A properly completed and duly executed Letter of Transmittal (or photocopy thereof bearing original signature(s) and any required signature guarantees), any certificates representing Shares tendered and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 12:00 midnight, EST, on January 23, 2001, or such later time and date to which the Offer is extended.

  Stockholders whose stock certificates are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Depositary before the Expiration Date (as defined in Section 1 of the Offer to Purchase) may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in Section 5 of the Offer to Purchase. See Instruction 2.

  DELIVERY OF THE LETTER OF TRANSMITTAL AND THE OTHER REQUIRED DOCUMENTS TO THE DEPOSITORY TRUST COMPANY ("DTC") DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                        DESCRIPTION OF SHARES TENDERED

-----------------------------------------------------------------------------
 Name(s) And Address(es) of Registered
               Holder(s)
  (If blank, please fill in exactly as
                name(s)
      appear(s) on Certificate(s))                  Shares Tendered
-----------------------------------------------------------------------------
                                         For Certificates Tendered
                                           (1) (Attach additional
                                                   signed
                                            list if necessary.)
                                         ------------------------------------
                                                      Total Number    Number
                                                       of Shares    of Shares
                                         Certificate  Evidenced by   Tendered
                                          Number(s)  Certificate(s)    (2)
                                         ------------------------------------
                                         ------------------------------------
                                         ------------------------------------
                                         ------------------------------------
----------------------------------------
                                         ------------------------------------
 Indicate in this box the order (by cer-
 tificate number) in which Shares are to
 be
 purchased in event of proration (attach
 additional signed list if necessary):
 (1)(3)
 1st:
 2nd:
 3rd:
 4th:
                                         Total
                                         Certificated
                                         Shares
                                         Tendered
                                         ------------------------------------
                                         Total
                                         Shares
                                         Tendered
                                         By
                                         Book-
                                         Entry
                                         (DRS)
                                         ------------------------------------
                                         Total
                                         Shares
                                         Tendered
-----------------------------------------------------------------------------

 (1) Need not be completed if Shares are delivered by book-entry transfer.
 (2) If you desire to tender fewer than all Shares evidenced by any certificates listed, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificated will be deemed to have been tendered. See Instruction 4.
 (3) If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

[_]CHECK HERE IF YOU ARE TENDERING PURSUANT TO LOST, STOLEN, DESTROYED OR
   MUTILATED CERTIFICATES. SEE INSTRUCTION 12.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
   FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  DTC Participant Number: ____________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of the Registered Holder: __________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Eligible Institution Which Guaranteed Delivery: ____________________

  DTC Participant Number (if delivered by book-entry transfer): ______________

  Transaction Code Number (if delivered by book-entry transfer): _____________

                              CONDITIONAL TENDER
                             (See Instruction 13)

 You may condition your tender of Shares on the Company purchasing a specified minimum number of your tendered Shares, all as described in Section 1 of the Offer to Purchase. Unless the minimum number of Shares you indicate below is purchased by the Company in the Offer, none of the Shares you tendered will be purchased. It is your responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of Shares specified, your tender will be deemed unconditional.

 [_] The minimum number of Shares that must be purchased, if any
 are purchased, is:        Shares.

 If because of proration, the minimum number of Shares that you designated above will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and checked this box:

 [_] The tendered Shares represent all shares held by me.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Edgewater Technology, Inc., a Delaware corporation (the "Company"), the above-described shares, par value $0.01 per share, of the Company (the "Shares"), at a price of $8.00 per Share (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 21, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). All Shares hereby tendered include the associated preferred stock purchase rights issued pursuant to the Rights Agreement dated as of July 21, 2000 between the Company and EquiServe Trust Company, N.A., as rights agent and, unless the context otherwise requires, all references to Shares include the associated preferred stock purchase rights.

  Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares tendered hereby, or orders the registration of such Shares delivered by book-entry transfer, that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the depositary for the Offer, EquiServe Trust Company, N.A. (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by The Depository Trust Company ("DTC"), together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares;

    (b) present certificates for such Shares for cancellation and transfer of such Shares on the Company's books; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that:

    (a) the undersigned "owns" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby;

    (b) the tender of Shares by the undersigned complies with Rule 14e-4;

    (c) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

    (d) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

    (e) the undersigned has read and agrees to all the terms of the Offer.

  The undersigned understands that all Shares properly tendered and not properly withdrawn will be purchased at $8.00 per Share (or such other price that may be set forth in an amendment to the Offer), net to the seller in cash, upon the terms and subject to the conditions of the Offer, including the proration provisions thereof and that the Company will return all other Shares, including Shares not purchased because of proration.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 5 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith or may accept for payment, pro rata with Shares tendered by other stockholders, fewer than all the Shares tendered herewith.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the aggregate Purchase Price and/or return or issue the certificate(s) evidencing any Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the aggregate Purchase Price and/or the certificate(s) evidencing any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the aggregate Purchase Price and/or issue or return the certificate(s) evidencing any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of Shares, please credit the account maintained at DTC with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


   Special Delivery Instructions              Special Payment Instructions
    (See instruction 1, 4 and 8)            (See instruction 1, 4, 5, 6, 7,
                                                         and 8)


--------------------------------------
                                         --------------------------------------

 To be completed ONLY if the check
 for the aggregate Purchase Price          To be completed ONLY if the check
 of Shares purchased and/or cer-           for the aggregate Purchase Price
 tificates for Shares not tendered         of Shares purchased and/or cer-
 or not purchased are to be mailed         tificates for Shares not tendered
 to someone other than the under-          or not purchased are to be issued
 signed or to the undersigned at           in the name of someone other than
 an address other than that shown          the undersigned.
 below the undersigned's signa-
 ture.                                     Issue any
                                                   [_] check and/or [_] cer-
                                                   tificate to:
                                           Name _____________________________
 Mail
    [_] check and/or [_] certificate                 (Please Print)
    to:
 Name _____________________________
           (Please Print)                  Address __________________________
                                           __________________________________
 Address __________________________        __________________________________
 __________________________________        __________________________________
 __________________________________                (include Zip Code)
 __________________________________        __________________________________
         (include Zip Code)                 (Taxpayer Identification Number)

                                   SIGN HERE
                          (See Instructions 1 and 5)

 Signature(s) of Stockholder(s) __________________________________
 Name(s) _________________________________________________________
                          (Please Print)
 Capacity (full title) ___________________________________________
 Address _________________________________________________________
 -----------------------------------------------------------------
                     (Please Include Zip Code)
 Area Code and Telephone Number __________________________________
 Taxpayer Identification Number __________________________________
                                  (See Instruction 10)
 Dated _____________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)


                           GUARANTEE OF SIGNATURE(S)
                          (See Instructions 1 and 5)

 Authorized Signature ____________________________________________
 Name ____________________________________________________________
                          (Please Print)
 Title ___________________________________________________________
 -----------------------------------------------------------------
      (Name of Eligible Institution Guaranteeing Signatures)
 -----------------------------------------------------------------
 Address _________________________________________________________
 -----------------------------------------------------------------
                     (Please Include Zip Code)
 Area Code and Telephone Number __________________________________
 Dated _____________________

                           IMPORTANT TAX INFORMATION

  Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN is enclosed herein and can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any such payments to be made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The box in Part 2 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

  The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                  PAYOR'S NAME: EquiServe Trust Company, N.A.

                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    ----------------------
 SUBSTITUTE             CERTIFY BY SIGNING AND             Social Security
 Form W-9               DATING BELOW.                         Number(s)
                                                                 OR
 Payer's Request for                                   ----------------------
 Taxpayer                                              Employer Identification
 Identification Number ("TIN")                                 Number
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting
                            for a number to be issued to me) and
                       --------------------------------------------------------
                        Part 2--Certifications--Under penalties of perjury, I certify that:
                        (2) I am not subject to backup withholding because
                            (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                        Signature ______________  Date _, 1998
                        --------------------------------------
                        Name (Please Print)
                       --------------------------------------------------------

                        Certification Instructions--You must    Part 3--
                        cross out item (2) in Part 2 above if   Awaiting
                        you have been notified by the IRS       TIN [_]
                        that you are subject to backup with-
                        holding because of underreporting in- ---------------- terest or dividends on your tax re-
                        turns. However, if after being noti-    Part 4--
                        fied by the IRS that you were subject
                        to backup withholding you received
                        another notification from the IRS
                        stating that you are no longer sub-
                        ject to backup withholding, do not      [_] Exempt
                        cross out such item (2). If you are     from
                        exempt from backup withholding, check   Backup
                        the box in part 4.                      Withholding


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO EACH OFFER AND CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31 percent of all reportable payments made to me will be withheld, but will be refunded if I provide a certified identification number within 60 days.

 ____________________________________    ____________________________________
              Signature                                  Date
 ----------------------------------------------------------------------------
                              Name (Please Print)

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity being hereinafter referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered herewith and such owner has not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if (a) certificates are to be forwarded with it to the Depositary or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedure set forth in Section 5 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at DTC, together in each case with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date (as defined in the Offer to Purchase). Delivery of documents to DTC does not constitute delivery to the Depositary.

  Stockholders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Depositary before the Expiration Date, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 5 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) the Depositary must receive (by hand, mail or facsimile transmission), before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with the Offer to Purchase and (c) the certificates for all tendered Shares in proper form for transfer (or confirmation of a book-entry transfer of all such Shares into the Depositary's account at DTC), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 5 of the Offer to Purchase.

  The method of delivery of all documents, including stock certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), each tendering stockholder waives any right to receive any notice of the acceptance of such stockholder's tender.

  3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who deliver Shares by book-entry transfer). If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." If such Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either of the boxes entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal) as soon as practicable following the expiration or termination of the Offer. All Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers; and Endorsements.

  (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

  (b) If any of the Shares tendered herewith are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

  (c) If any of the Shares tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made and/or certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered herewith, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  (e) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

  6. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the aggregate Purchase Price unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

  7. Irregularities. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer (except as provided in Section 13 of the Offer to Purchase) and any defect or irregularity in the tender of any particular Shares. The Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of Shares will be deemed properly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

  8. Special Payment and Delivery Instructions. If the check for the aggregate Purchase Price of any Shares purchased is to be issued to, or any Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Descriptions of Shares Tendered," the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

  9. Request for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its addresses or telephone number set forth below.

  10. Substitute Form W-9. Except as provided above under "Important Tax Information," each tendering stockholder is required to provide the Depositary with a correct TIN on Substitute Form W-9 which is provided under "Important Tax Information" above. Failure to provide the information on the form may subject the tendering stockholder to a $50 penalty and a 31% Federal back-up withholding tax may be imposed on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer.

  11. Non-U.S. Stockholder Withholding. Non-U.S. stockholders should note that the 31% U.S. withholding tax generally applicable to distributions should not apply to the proceeds payable pursuant to the Offer. (However, as indicated above under "Important Tax Information," Federal backup withholding tax may be applicable).

  12. Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate for part or all of your Shares has been lost, stolen, misplaced or destroyed, you should contact the Depositary at 888-756-1854 (toll free) for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this Letter of Transmittal in order to receive payment for Shares that are tendered and accepted for payment. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Depositary immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

  13. Conditional Tenders. As described in Section 1 of the Offer to Purchase, you may tender Shares subject to the condition that all or a specified minimum number of your Shares tendered pursuant to this letter of transmittal or a notice of guaranteed delivery must be purchased if any Shares tendered are purchased.

  If you wish to make a conditional tender you must indicate in the box captioned "Conditional Tender" in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

  As discussed in Section 1 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and check the box so indicating. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of Shares.

  All tendered Shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

  The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Shares by the stockholder, rather than the payment of a dividend to the stockholder, for U.S. federal income tax purposes. If you are an odd lot holder and you tender all of your Shares, you cannot conditionally tender, since your Shares will not be subject to proration. It is the tendering stockholder's responsibility to calculate the minimum number of Shares that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his or her own tax advisor.

  Facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                    The Information Agent for the Offer is:

                    Corporate Investor Communications, Inc.
                 A Georgeson Shareholder Communications Company
              111 Commerce Road . Carlstadt, New Jersey 07072-2586
                  Bank and Brokers call collect (201) 896-1900
                    All others call Toll Free (800) 752-5316

                     The Dealer Managers for the Offer are:

 Credit Suisse First Boston           Banc of America Securities LLCp1
   Eleven Madison Avenue                        9 West 57th Street
     New York, New York                      New York, New York 10015
         10010-3629                       Call Toll Free: (866) 691-5066
    Call Toll Free (800)
          881-8320

  Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

Form W-8BEN                |  Certificate of Foreign Status of Beneficial Owner     |
                           |        for United States Tax Withholding               |
(Rev. December 2000)       |                                                        |
                           |> Section references are to the Internal Revenue Code.  |     OMB No. 1545-1621
                           |            See separate instructions.                  |
Department of the Treasury |> Give this form to the withholding agent or payer.     |
Internal Revenue Service   |              Do not send to the IRS.                   |
---------------------------------------------------------------------------------------------------------------

Do not use this form for:                                                                    Instead, use Form:
o A. U.S. citizen or other U.S. person, including a resident alien individual. . . . . . . . . . . . . . .  W-9
o A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States. . . . . . . . . . . . . . . .  W-8ECI
o A foreign partnership, a foreign simple trust, or a foreign grantor trust
  (see instructions for exceptions). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . W-8ECI or W-8IMY
o A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a
  U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
o A person acting as an intermediary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  W-8IMY
Note: See instructions for additional exceptions.

---------------------------------------------------------------------------------------------------------------
Part I   Identification of Beneficial Owner (See instructions.)
---------------------------------------------------------------------------------------------------------------
1 Name of individual or organization that is the beneficial owner  | 2 Country of incorporation or organization
                                                                   |
---------------------------------------------------------------------------------------------------------------
3 Type of beneficial owner:   [ ] Individual       [ ] Corporation     [ ] Disregarded entity  [ ] Partnership    [ ] Simple trust
  [ ] Grantor trust           [ ] Complex trust    [ ] Estate          [ ] Government          [ ] International organization
  [ ] Central bank of issue   [ ] Tax-exempt       [ ] Private foundation
                                  organization
---------------------------------------------------------------------------------------------------------------
4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

---------------------------------------------------------------------------------------------------------------
  City or town, state or province. Include postal code where appropriate.       |Country (do not abbreviate)
                                                                                |
---------------------------------------------------------------------------------------------------------------
5 Mailing address (if different from above)

---------------------------------------------------------------------------------------------------------------
  City or town, state or province. Include postal code where appropriate.       | Country (do not abbreviate)
                                                                                |
---------------------------------------------------------------------------------------------------------------
6 U.S. taxpayer identification number, if required (see instructions) |  7 Foreign tax identifying number, if
                                                                      |    any (optional)
                                            [ ] SSN or ITIN  [ ] EIN  |
---------------------------------------------------------------------------------------------------------------
8 Reference number(s) (see instructions)

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PART II Claim of Tax Treaty Benefits (if applicable)
---------------------------------------------------------------------------------------------------------------

9    I certify that (check all that apply):

  a  [ ] The beneficial owner is a resident of ____________ within the meaning of the income tax treaty between the United States and that country.
  b  [ ] If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
  c  [ ] The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
  d  [ ] The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
  e  [ ] The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.
10   Special rates and conditions (if applicable-see instructions): The beneficial owner is claiming the provisions of Article _____________ of the treaty identified on line 9a above to claim a _________% rate of withholding on (specify type of income): _________________________________________________________________

     Explain the reasons the beneficial owner meets the terms of the treaty article: __________________________

     __________________________________________________________________________________________________________

---------------------------------------------------------------------------------------------------------------
Part III Notional Principal Contracts
---------------------------------------------------------------------------------------------------------------
11   [ ] I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United
         States. I agree to update this statement as required.

---------------------------------------------------------------------------------------------------------------
Part IV Certification
---------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
o    I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
o    The beneficial owner is not a U.S. person,
o    The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and
o    For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.


Sign Here  >______________________________________________   ____________________   ___________________________
            Signature of beneficial owner (or individual        Date(MM-DD-YYYY)     Capacity in which acting
            authorized to sign for beneficial owner)
---------------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see separate instructions.   Cat. No. 25047Z     Form W-8BEN (Rev. 12-2000)
Section references are to the Internal Revenue Code.

Instructions for Form                         [LOGO]  Department of the Treasury
W-8BEN                                                Internal Revenue Service
(Rev. December 2000)
Certificate of Foreign Status of Beneficial Owner for
United States Tax Withholding
Section references are to the Internal Revenue Code unless otherwise noted.
--------------------------------------------------------------------------------

General Instructions

Note: For definitions of terms used throughout these instructions, see Definitions on pages 2 and 3.
Purpose of Form. Foreign persons are subject to U.S. tax at a 30% rate on income they receive from U.S. sources that consists of:
o Interest (including certain original issue discount (OID));
o Dividends;
o Rents;
o Royalties;
o Premiums;
o Annuities;
o Compensation for, or in expectation of, services performed;
o Substitute payments in a securities lending transaction; or
o Other fixed or determinable annual or periodical gains, profits, or income. This tax is imposed on the gross amount paid and is generally collected by withholding on that amount. A payment is considered to have been made whether it is made directly to the beneficial owner or to another person, such as an intermediary, agent, or partnership, for the benefit of the beneficial owner.
  If you receive certain types of income, you must provide Form W-8BEN to:
o Establish that you are a foreign person;
o Claim that you are the beneficial owner of the income for which Form W-8BEN is being provided; and
o If applicable, claim a reduced rate of, or exemption from, withholding as a resident of a foreign country with which the United States has an income tax treaty.
  You may also be required to submit Form W-8BEN to claim an exception from domestic information reporting and backup withholding at a 31% rate, including for certain types of income that are not subject to foreign-person withholding. Such income includes:
o Broker proceeds.
o Short-term (183 days or less) original issue discount (OID).
o Bank deposit interest.
o Foreign source interest, dividends, rents, or royalties.
o Proceeds from a wager placed by a nonresident alien individual in the games of blackjack, baccarat, craps, roulette, or "big 6" wheel.


  You may also use Form W-8BEN to certify that income from a notional principal contract is not effectively connected with the conduct of a trade or business in the United States.
  A withholding agent or payer of the income may rely on a properly completed Form W-8BEN to treat a payment associated with the Form W-8BEN as a payment to a foreign person who beneficially owns the amounts paid. If applicable, the withholding agent may rely on the Form W-8BEN to apply a reduced rate of withholding at source.
  Provide Form W-8BEN to the withholding agent or payer before income is paid or credited to you. Failure to provide a Form W-8BEN when requested may lead to withholding of a 30% or 31% amount from the payment.
Note: For additional information and instructions for the withholding agent, see the Instructions for the Requester of Forms W-8BEN, W-8ECI, W-8EXP, and W-8IMY. Who must file. You must give Form W-8BEN to the withholding agent or payer if you are a foreign person and you are the beneficial owner of an amount subject to withholding. Submit Form W-8BEN when requested by the withholding agent or payer whether or not you are claiming a reduced rate of, or exemption from, withholding.
  Do not use Form W-8BEN if:
o You are a U.S. citizen (even if you reside outside the United States) or other U.S. person (including a resident alien individual). Instead, use Form W-9, Request for Taxpayer Identification Number and Certification.
o You are a disregarded entity with a single owner that is a U.S. person and you are not a hybrid entity claiming treaty benefits. Instead, provide Form W-9.
o You are a nonresident alien individual who claims exemption from withholding on compensation for independent or dependent personal services performed in the United States. Instead, provide Form 8233, Exemption from Withholding on Compensation for Independent (and Certain Dependent) Personal Services of a Nonresident Alien Individual, or Form W-4, Employee's Withholding Allowance Certificate.
o You are receiving income that is effectively connected with the conduct of a trade or business in the United States. Instead, provide Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States. If any of the income for which you have provided a Form W-8BEN becomes effectively connected, this is a change in circumstances and Form W-8BEN is no longer valid. You must file Form W-8ECI. See Change in circumstances below.
o You are filing for a foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section 115(2), 501(c), 892, 895, or 1443(b). Instead, provide Form W-8EXP,Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding. However, you should use Form W-8BEN if you are claiming treaty benefits or are providing the form only to claim you are a foreign person exempt from backup withholding. You should use Form W-8ECI if you received effectively connected income (e.g., income from commercial activities).
o You are a foreign flow-through entity, other than a hybrid entity, claiming treaty benefits. Instead, provide Form W-8IMY,Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding. However, if you are a partner, beneficiary, or owner of a flow-through entity and you are not yourself a flow-through entity, you may be required to furnish a Form W-8BEN to the flow-through entity.
o You are a reverse hybrid entity transmitting beneficial owner documentation provided by your interest holders to claim treaty benefits on their behalf. Instead, provide Form W-8IMY.
o You are a withholding foreign partnership or a withholding foreign trust. A withholding foreign partnership or a withholding foreign trust is a foreign partnership or trust that has entered into a withholding agreement with the IRS under which it agrees to assume primary withholding responsibility for each partner's, beneficary's, or owner's distributive share of income subject to withholding that is paid to the partnership or trust. Instead, provide Form W-8IMY.
o You are acting as an intermediary (i.e., acting not for your own account, but for the account of others as an agent, nominee, or custodian). Instead, provide Form W-8IMY.
Giving Form W-8BEN to the withholding agent. Do not send Form W-8BEN to the IRS. Instead, give it to the person who is requesting it from you. Generally, this will be the person from whom you receive the payment or who credits your account. Give Form W-8BEN to the person requesting it before the payment is made to you or credited to your account. If you do not provide this form, the withholding agent may have to withhold at a 30% (foreign-person withholding) or 31% (backup withholding) rate. If you receive more than one type of income from a single withholding agent for which you claim different benefits, the withholding agent may, at its option, require you to submit a Form W-8BEN for each different type of income. Generally, a separate Form W-8BEN must be given to each withholding agent.
Note: If you own the income or account jointly with one or more other persons, the income or account will be treated by the withholding agent as owned by a foreign person if Forms W-8BEN are provided by all of the owners. If the withholding agent receives a Form W-9 from any of the joint owners, the payment must be treated as made to a U.S. person.
Change in circumstances. If a change in circumstances makes any information on the Form W-8BEN you have submitted incorrect, you must notify the withholding agent or payer within 30 days of the change in circumstances and you must file a new Form W-8BEN or other appropriate form.
  If you use Form W-8BEN to certify that you are a foreign person, a change of address to an address in the United States is a change in circumstances. Generally, a change of address within the same foreign country or to another foreign country is not a change in circumstances. However, if you use Form W-8BEN to claim treaty benefits, a move to the United States or outside the country where you have been claiming treaty benefits is a change in circumstances. In that case, you must notify the withholding agent or payer within 30 days of the move.
  If you become a U.S. citizen or resident after you submit Form W-8BEN, you are no longer subject to the 30% foreign-person withholding rate. You must notify the withholding agent or payer within 30 days of becoming a U.S. citizen or resident. You may be required to provide a Form W-9. For more information, see Form W-9 and instructions.
Expiration of Form W-8BEN.Generally, a Form W-8BEN provided without a U.S. taxpayer identification number (TIN) will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. For example, a Form W-8BEN signed on September 30, 2001, remains valid through December 31, 2004. A Form W-8BEN furnished with a U.S. TIN will remain in effect until a change in circumstances makes any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to the beneficial owner who provided the Form W-8BEN. See Line 6 on page 4 for circumstances under which you must provide a U.S. TIN.

Definitions

Beneficial owner. For payments other than those for which a reduced rate of withholding is claimed under an income tax treaty, the beneficial owner of income is generally the person who is required under U.S. tax principles to include the income in gross income on a tax return. A person is not a beneficial owner of income, however, to the extent that person is receiving the income as a nominee, agent, or custodian, or to the extent the person is a conduit whose participation in a transaction is disregarded. In the case of amounts paid that do not constitute income, beneficial ownership is determined as if the payment were income.
  Foreign partnerships, foreign simple trusts, and foreign grantor trusts are not the beneficial owners of income paid to the partnership or trust. The beneficial owners of income paid to a foreign partnership are generally the partners in the partnership, provided that the partner is not itself a partnership, foreign simple or grantor trust, nominee or other agent. The beneficial owners of income paid to a foreign simple trust (i.e., a foreign trust that is described in section 651(a)) are generally the beneficiaries of the trust, if the beneficiary is not a foreign partnership, foreign simple or grantor trust, nominee or other agent. The beneficiaries of a foreign grantor trust (i.e., a foreign trust to the extent that all or a portion of the income of the trust is treated as owned by the grantor or another person under sections 671 through 679) are the persons treated as the owners of the trust. The beneficial owners of income paid to a foreign complex trust (i.e., a foreign trust that is not a foreign simple trust or foreign grantor trust) is the trust itself.
  The beneficial owner of income paid to a foreign estate is the estate itself.
Note: A payment to a U.S. partnership, U.S. trust, or U.S. estate is treated as a payment to a U.S. payee that is not subject to 30% foreign-person withholding. A U.S. partnership, trust, or estate should provide the withholding agent with a Form W-9.
Foreign person. A foreign person includes a nonresident alien individual, a foreign corporation, a foreign partnership, a foreign trust, a foreign estate, and any other person that is not a U.S. person. It also includes a foreign branch or office of a U.S. financial institution or U.S. clearing organization if the foreign branch is a qualified intermediary. Generally, a payment to a U.S. branch of a foreign person is a payment to a foreign person.
Nonresident alien individual. Any individual who is not a citizen or resident of the United States is a nonresident alien individual. An alien individual meeting either the "green card test" or the "substantial presence test" for the calendar year is a resident alien. Any person not meeting either test is a nonresident alien individual. Additionally, an alien individual who is a resident of a foreign country under the residence article of an income tax treaty, or an alien individual who is a resident of Puerto Rico, Guam, the Commonwealth of the Northern Mariana Islands, the U.S. Virgin Islands, or American Samoa is a nonresident alien individual. See Pub.519,U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.
Note: Even though a nonresident alien individual married to a U.S. citizen or resident alien may choose to be treated as a resident alien for certain purposes (e.g., filing a joint income tax return), such individual is still treated as a nonresident alien for withholding tax purposes on all income except wages. Flow-through entity. A flow-through entity is a foreign partnership (other than a withholding foreign partnership), a foreign simple or foreign grantor trust (other than a withholding foreign trust), or, for payments for which a reduced rate of withholding is claimed under an income tax treaty, any entity to the extent the entity is considered to be fiscally transparent (see below) with respect to the payment by an interest holder's jurisdiction.
Hybrid entity. A hybrid entity is any person (other than an individual) that is treated as fiscally transparent (see below) in the United States but is not treated as fiscally transparent by a country with which the United States has an income tax treaty. Hybrid entity status is relevant for claiming treaty benefits. See Line 9c on page 4.
Reverse hybrid entity. A reverse hybrid entity is any person (other than an individual) that is not fiscally transparent under U.S. tax law principles but that is fiscally transparent under the laws of a jurisdiction with which the United States has an income tax treaty. See Line 9c on page 4.
Fiscally transparent entity. An entity is treated as fiscally transparent with respect to an item of income for which treaty benefits are claimed to the extent that the interest holders in the entity must, on a current basis, take into account separately their shares of an item of income paid to the entity, whether or not distributed, and must determine the character of the items of income as if they were realized directly from the sources from which realized by the entity. For example, partnerships, common trust funds, and simple trusts or grantor trusts are generally considered to be fiscally transparent with respect to items of income received by them.
Disregarded entity. A business entity that has a single owner and is not a corporation under Regulations section 301.7701-2(b) is disregarded as an entity separate from its owner.
Amounts subject to withholding. Generally, an amount subject to withholding is an amount from sources within the United States that is fixed or determinable annual or periodical (FDAP) income. FDAP income is all income included in gross income, including interest (as well as OID), dividends, rents, royalties, and compensation. FDAP income does not include most gains from the sale of property (including market discount and option premiums).
Withholding agent. Any person, U.S. or foreign, that has control, receipt, or custody of an amount subject to withholding or who can disburse or make payments of an amount subject to withholding is a withholding agent. The withholding agent may be an individual, corporation, partnership, trust, association, or any other entity, including (but not limited to) any foreign intermediary, foreign partnership, and U.S. branches of certain foreign banks and insurance companies. Generally, the person who pays (or causes to be paid) the amount subject to withholding to the foreign person (or to its agent) must withhold.
--------------------------------------------------------------------------------

Specific Instructions

Note: A hybrid entity should give Form W-8BEN to a withholding agent only for income for which it is claiming a reduced rate of withholding under an income tax treaty. A reverse hybrid entity should give Form W-8BEN to a withholding agent only for income for which no treaty benefit is being claimed.

Part I

Line 1.Enter your name. If you are a disregarded entity with a single owner who is a foreign person and you are not claiming treaty benefits as a hybrid entity, this form should be completed and signed by your foreign single owner. If the account to which a payment is made or credited is in the name of the disregarded entity, the foreign single owner should inform the withholding agent of this fact. This may be done by including the name and account number of the disregarded entity on line 8 (reference number) of Part I of the form. However, if you are a disregarded entity that is claiming treaty benefits as a hybrid entity, this form should be completed and signed by you.
Line 2.If you are a corporation, enter the country of incorporation. If you are another type of entity, enter the country under whose laws you are created, organized, or governed. If you are an individual, enter N/A (for "not applicable").
Line 3.Check the one box that applies. By checking a box, you are representing that you qualify for this classification. You must check the box that represents your classification (e.g., corporation, partnership, trust, estate, etc.) under U.S. tax principles. Do not check the box that describes your status under the law of the treaty country. If you are a partnership or disregarded entity receiving a payment for which treaty benefits are being claimed, you must check the "Partnership" or "Disregarded entity" box. If you are a sole proprietor, check the "Individual" box, not the "Disregarded entity" box.
Caution: Only entities that are tax-exempt under section 501 should check the "Tax-exempt organizations" box. Such organizations should use Form W-8BEN only if they are claiming a reduced rate of withholding under an income tax treaty or some code exception other than section 501. Use Form W-8EXP if you are claiming an exemption from withholding under section 501.
Line 4.Your permanent residence address is the address in the country where you claim to be a resident for purposes of that country's income tax. If you are giving Form W-8BEN to claim a reduced rate of withholding under an income tax treaty, you must determine your residency in the manner required by the treaty. Do not show the address of a financial institution, a post office box, or an address used solely for mailing purposes. If you are an individual who does not have a tax residence in any country, your permanent residence is where you normally reside. If you are not an individual and you do not have a tax residence in any country, the permanent residence address is where you maintain your principal office.
Line 5.Enter your mailing address only if it is different from the address you show on line 4.
Line 6.If you are an individual, you are generally required to enter your social security number (SSN). To apply for an SSN, get Form SS-5 from a Social Security Administration (SSA) office. Fill in Form SS-5 and return it to the SSA.
  If you do not have an SSN and are not eligible to get one, you must get an individual taxpayer identification number (ITIN). To apply for an ITIN, file Form W-7 with the IRS. It usually takes about 30 days to get an ITIN.
  If you are not an individual (e.g., a foreign estate or trust), or you are an individual who is an employer or who is engaged in a U.S. trade or business as a sole proprietor, use Form SS-4,Application for Employer Identification Number, to obtain an EIN. If you are a disregarded entity claiming treaty benefits as a hybrid entity, enter your EIN.
  You must provide a U.S. taxpayer identification number (TIN) if you are:


    1. Claiming an exemption from withholding under section 871(f) for certain annuities received under qualified plans, or
    2. A foreign grantor trust with 5 or fewer grantors, or
    3. Claiming benefits under an income tax treaty.
  However, a U.S. TIN is not required to be shown in order to claim treaty benefits on the following items of income:
o Dividends and interest from stocks and debt obligations that are actively traded;
o Dividends from any redeemable security issued by an investment company registered under the Investment Company Act of 1940 (mutual fund);
o Dividends, interest, or royalties from units of beneficial interest in a unit investment trust that are (or were upon issuance) publicly offered and are registered with the SEC under the Securities Act of 1933; and
o Income related to loans of any of the above securities.

Note: You may want to obtain and provide a U.S. TIN on Form W-8BEN even though it is not required. A Form W-8BEN containing a U.S. TIN remains valid for as long as your status and the information relevant to the certifications you make on the form remain unchanged provided at least one payment is reported to you annually on Form 1042-S.
Line 7.If your country of residence for tax purposes has issued you a tax identifying number, enter it here. For example, if you are a resident of Canada, enter your Social Insurance Number.
Line 8.This line may be used by the filer of Form W-8BEN or by the withholding agent to whom it is provided to include any referencing information that is useful to the withholding agent in carrying out its obligations. For example, withholding agents who are required to associate the Form W-8BEN with a particular Form W-8IMY may want to use line 8 for a referencing number or code that will make the association clear. A beneficial owner may use line 8 to include the number of the account for which he or she is providing the form.

Part II

Line 9a.Enter the country where you claim to be a resident for income tax treaty purposes. For treaty purposes, a person is a resident of a treaty country if the person is a resident of that country under the terms of the treaty.
Line 9b.If you are claiming benefits under an income tax treaty, you must have a U.S. TIN unless one of the exceptions listed under Line 6 above applies.
Line 9c.An entity (but not an individual) that is claiming a reduced rate of withholding under an income tax treaty must represent that it (1) derives the item of income for which the treaty benefit is claimed and (2) meets the limitation on benefits provisions contained in the treaty, if any.
  An item of income may be derived by either the entity receiving the item of income or by the interest holders in the entity or, in certain circumstances, both. An item of income paid to an entity is considered to be derived by the entity only if the entity is not fiscally transparent under the laws of the entity's jurisdiction with respect to the item of

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income. An item of income paid to an entity shall be considered to be derived by the interest holder in the entity only if (1) the interest holder is not fiscally transparent in its jurisdiction with respect to the item of income and
(2) the entity is considered to be fiscally transparent under the laws of the interest holder's jurisdiction with respect to the item of income. An item of income paid directly to a type of entity specifically identified in a treaty as a resident of a treaty jurisdiction is treated as derived by a resident of that treaty jurisdiction.
  If an entity is claiming treaty benefits on its own behalf, it should complete Form W-8BEN. If an interest holder in an entity that is considered fiscally transparent in the interest holder's jurisdiction is claiming a treaty benefit, the interest holder should complete Form W-8BEN on its own behalf and the fiscally transparent entity should associate the interest holder's Form W-8BEN with a Form W-8IMY completed by the entity.
Note: An income tax treaty may not apply to reduce the amount of any tax on an item of income received by an entity that is treated as a domestic corporation for U.S. tax purposes. Therefore, neither the domestic corporation nor its shareholders are entitled to the benefits of a reduction of U.S. income tax on an item of income received from U.S. sources by the corporation.
  To determine whether an entity meets the limitation on benefits provisions of a treaty, you must consult the specific provisions or articles under the treaties. Income tax treaties are available on the IRS Web Site at www.irs.gov/ind_info/treaties.html.
Note: If you are an entity that derives the income as a resident of a treaty country, you may check this box if the applicable income tax treaty does not contain a "limitation on benefits" provision. Line 9d.Caution: If you are claiming treaty benefits under an income tax treaty entered into force after December 31, 1986, do not check box 9d. Instead, check box 9c.
  If you are a foreign corporation claiming treaty benefits under an income tax treaty that entered into force before January 1, 1987 (and has not been renegotiated) on (a) U.S. source dividends paid to you by another foreign corporation, or (b)U.S. source interest paid to you by a U.S. trade or business of another foreign corporation, you must generally be a "qualified resident" of a treaty country. See section 884 for the definition of interest paid by a U.S. trade or business of a foreign corporation ("branch interest") and other applicable rules.
  In general, a foreign corporation is a qualified resident of a country if one or more of the following applies:
o It meets a 50% ownership and base erosion test.
o It is primarily and regularly traded on an established securities market in its country of residence or the United States.
o It carries on an active trade or business in its country of residence.
o It gets a ruling from the IRS that it is a qualified resident. See Regulations section 1.884-5 for the requirements that must be met to satisfy each of these tests.


Line 9e. Check this box if you are related to the withholding agent within the meaning of section 267(b) or 707(b) and the aggregate amount subject to withholding received during the calendar year exceeds $500,000. Additionally, you must file Form 8833,Treaty-Based Return Position Disclosure Under Section 6114 or 7701(b).
Line 10.Line 10 must be used only if you are claiming treaty benefits that require that you meet conditions not covered by the representations you make in lines 9a through 9e. However, this line should always be completed by foreign students and researchers claiming treaty benefits. See Scholarship and Fellowship Grants below for more information.
  Additional examples of persons who should complete this line are:
    1. Exempt organizations claiming treaty benefits under the exempt organization articles of the treaties with Canada, Mexico, Germany, and the Netherlands.
    2. Persons claiming an exemption under a personal services article that contains a monetary threshold.
    3. Foreign corporations that are claiming a preferential rate applicable to dividends based on ownership of a specific percentage of stock.
    4. Persons claiming treaty benefits on royalties if the treaty contains different withholding rates for different types of royalties.
  This line is generally not applicable to claiming treaty benefits under an interest or dividends (other than dividends subject to a preferential rate based on ownership) article of a treaty.
  Scholarship and Fellowship Grants. A nonresident alien student (including a trainee or business apprentice) or researcher who receives scholarship or fellowship grant income may use Form W-8BEN to claim benefits under a tax treaty that apply to reduce or eliminate U.S. tax on such income. No Form W-8BEN is required unless a treaty benefit is being claimed. A nonresident alien student or researcher who receives compensation for personal services should use Form 8233 to claim any benefits of a tax treaty that apply to such compensation if the compensation is included in, or is in addition to, the individual's scholarship or fellowship grant income.
  Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on income from a scholarship or fellowship grant. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for scholarship or fellowship grant income even after the recipient has otherwise become a U.S. resident alien for tax purposes. Thus, a student or researcher may continue to use Form W-8BEN to claim a tax treaty benefit if the withholding agent has otherwise indicated an intention to withhold on a scholarship or fellowship grant.
  Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty
                                                                          Page 5
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(dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States.
  Completing lines 4 and 9a. Most tax treaties that contain an article exempting scholarship or fellowship grant income from taxation require that the recipient be a resident of the other treaty country at the time of, or immediately prior to, entry into the United States. Thus, a student or researcher may claim the exemption even if he or she no longer has a permanent address in the other treaty country after entry into the United States. If this is the case, you may provide a U.S. address on line 4 and still be eligible for the exemption if all other conditions required by the tax treaty are met. You must also identify on line 9a the tax treaty country of which you were a resident at the time of, or immediately prior to, your entry into the United States.
  Completing line 10. You must complete line 10 if you are a student or researcher claiming an exemption from taxation on your scholarship or fellowship grant income under a tax treaty. You must identify the applicable treaty article. Additionally, if you are a U.S. resident alien and are relying on an exception contained in the saving clause of a tax treaty to claim exemption from taxation on your scholarship or fellowship income, you must specify the article number (or location) in the tax treaty that contains the saving clause and its exceptions.

Part III

If you check this box, you must provide the withholding agent with the required statement for income from a notional principal contract that is to be treated as income not effectively connected with the conduct of a trade or business in the United States. You should update this statement as often as necessary. A new Form W-8BEN is not required for each update provided the form otherwise remains valid.

Part IV

Form W-8BEN must be signed and dated by the beneficial owner of the income, or, if the beneficial owner is not an individual, by an authorized representative or officer of the beneficial owner. If Form W-8BEN is completed by an agent acting under a duly authorized power of attorney, the form must be accompanied by the power of attorney in proper form or a copy thereof specifically authorizing the agent to represent the principal in making, executing, and presenting the form. Form 2848,Power of Attorney and Declaration of Representative, may be used for this purpose. The agent, as well as the beneficial owner, may incur liability for the penalties provided for an erroneous, false, or fraudulent form.
Broker transactions or barter exchanges. Income from transactions with a broker, or barter exchanges, is subject to reporting rules and backup withholding unless Form W-8BEN or a substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person.
  You are an exempt foreign person for a calendar year in which: (1)you are a nonresident alien individual or a foreign corporation, partnership, estate, or trust; (2)you are an individual who has not been, and does not plan to be, present in the United States for a total of 183 days or more during the calendar year; and (3)you are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.
--------------------------------------------------------------------------------

Paperwork Reduction Act Notice. We ask for the information on this form to carry out the Internal Revenue laws of the United States. You are required to provide the information. We need it to ensure that you are complying with these laws and to allow us to figure and collect the right amount of tax.
  You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.
  The time needed to complete and file this form will vary depending on individual circumstances. The estimated average time is: Recordkeeping,5 hr., 58 min.; Learning about the law or the form,3 hr., 46 min.; Preparing and sending the form to IRS,4 hr., 2 min.
  If you have comments concerning the accuracy of these time estimates or suggestions for making this form simpler, we would be happy to hear from you. You can write to the Tax Forms Committee, Western Area Distribution Center, Rancho Cordova, CA 95743-0001. Do not send Form W-8BEN to this office. Instead, give it to your withholding agent.

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